UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2012 (October 16, 2012)

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On October 16, 2012, HCP, Inc., a Maryland corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. (the “Underwriter”) relating to the issuance and sale pursuant to an underwritten public offering (the “Offering”) of 22,000,000 shares of the Company’s common stock (the “Shares”).  The Underwriter also has an option to purchase up to 3,300,000 additional shares of common stock, exercisable within 30 days of the date of the Underwriting Agreement. The proceeds of the Offering, before expenses, will be approximately $979 million. The Company intends to use the net proceeds from the Offering to finance a portion of the purchase price in respect of the acquisition by the Company of certain senior housing communities, as announced by the Company on October 16, 2012. If such acquisition is not completed, the Company intends to use the net proceeds for general corporate purposes that may include repayment of indebtedness and funding of future acquisitions or investments. On October 19, 2012, the Company completed the Offering relating to the Shares.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	Underwriting Agreement between the Company and Goldman, Sachs & Co., dated October 16, 2012.
5.1	Opinion of Ballard Spahr LLP regarding the legality of the shares in the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 19, 2012

HCP, Inc.

By:	/s/ Timothy M. Schoen

Timothy M. Schoen,
Executive Vice President -
Chief Financial Officer

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement between the Company and Goldman, Sachs & Co., dated October 16, 2012.
5.1	Opinion of Ballard Spahr LLP regarding the legality of the shares in the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824).